Exhibit 99.2

Annual Meeting April 20, 2006

STEVE VANDEMARK Chairman, Rurban Financial Corp. Chairman, State Bank and Trust Company Director, RDSI

Forward-Looking Statements Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, therefore, involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events and other factors. Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

STEVE VANDEMARK Chairman, Rurban Financial Corp. Chairman, State Bank and Trust Company Director, RDSI

Rurban Financial Corp. Directors Tom Buis Dick Hardgrove Tom Callan Ken Joyce John Compo Rita Kissner John Fahl Tom Sauer Bob Fawcett Mike Walz State Bank and Trust Mark Klein, CEO

Rurban Financial Corp. Directors Of Subsidiaries Exchange Bank RDSI Mike Walz, Chairman Ken Joyce, Chairman Joe Hirzel Don DeWitt Ken Joyce Gary Koester Marion Layman John Schock David Marsh Jeff Sewell Hank Thiemann, CEO Steve VanDemark John Weimerskirk

Rurban Financial Corp. Election of Directors Thomas A. Buis Kenneth A. Joyce Thomas L. Sauer J. Michael Walz

Rurban Financial Corp. Annual Meeting Agenda Company Structure, Strategy, Progress and Future Ken Joyce, President and CEO Financial Review Duane Sinn, Chief Financial Officer Question and Answers Adjourn

KEN JOYCE President and CEO Rurban Financial Corp.

Rurban Financial Corp. Corporate Structure Corporate Structure Corporate Structure

Rurban Financial Corp. Strategies Return Community Banking Group to Peer Group Profitability Position for Growth Improve and Promote our "Differentiating" Strategies Continuous Profit Improvement

Rurban Financial Corp. Strategies Strategy: Return Community Banking Group to Peer Group Profitability Released from Written Agreement February, 2005 Thirty-seven months Structure for Quality Loan Growth

Community Banking Group: Loan Balances Improving 2001 2002 2003 2004 2005 1Q 2006 State Bank 351 356 260 249 266 276 RFCBC 250 132 24 15 4 3 Exchange Bank 57 59 $601 $488 $264 $284 $327 $338

Rurban Financial Corp. Strategies Strategy: Return Community Banking Group to Peer Group Profitability Released from Written Agreement February, 2005 Thirty-seven months Structure for Quality Loan Growth Improve and Maintain Banking Asset Quality Cautious but creative lending Nominal delinquencies Improving "Non-Performance" assets

Rurban Financial Corp. Non-Performing Assets (NPA's) 2000 2001 2002 2003 2004 2005 1st Qtr. 2006 State Bank 3.9 8.9 9.6 8.2 5.4 2.8 3.1 RFCBC 4.9 6.1 11.2 11.7 10 4.4 3.8 Exchange Bank 1.7 1.5 $8.8 $15.0 $20.8 $19.9 $15.4 $8.9 $8.4

Rurban Financial Corp. Non-Performing Assets/Total Assets 2000 2001 2002 2003 2004 2005 1st Qtr. 2006 The Banking Group (Includes Exchange Bank) 0.0127 0.02 0.028 0.0457 0.0371 0.0167 0.0156

Rurban Financial Corp. NPA's: Actions and Plans 2005 Actions Aggressive workouts Problem loan sale in December 2006 Initiatives $2.1 Million commercial building contracted Exchange Bank NPA's aggressively worked Objective: Below 1% by Year-End 2006

Rurban Financial Corp. Strategies Strategy: Position for Growth Right People in the Right Places Mark Klein - State Bank and Trust, CEO David Anderson - Lima Region, President Hank Thiemann - Exchange Bank, CEO Jeff Sewell - Rurban Operations Corp., CEO John Weimerskirk - RDSI, President Craig Kuhlman - Reliance Financial, CEO Duane Sinn - Chief Financial Officer Many Others

Rurban Financial Corp. Strategies Strategy: Position for Growth Diversify Geographical Markets Lima Branches Acquisition Exchange Bank Acquisition f Greater Toledo market Fort Wayne LPO

State Bank & Trust Co: 13 branches 1 LPO The Exchange Bank: 5 branches The Exchange Bank Community Banking Group Northwest Ohio and Northeast Indiana

Rurban Financial Corp. Strategy: Improve and Promote our "Differentiating" Strategies Banking - "We Know the Way" Customer service Levels Objective: Every Customer is called by their name Objective: Exceptional Customer Experience Knowledgeable Bankers Add value Get the deal done Right deal for all parties

Rurban Financial Corp. Strategy: Improve and Promote our "Differentiating" Strategies Investment and Trust - "Growing and Preserving your Wealth" Exceptional Customer Service Level Knowledgeable staff Superior investment performance

Rurban Financial Corp. Strategy: Improve and Promote our "Differentiating" Strategies Data Processing - "Resources. Relationships. Results." Exceptional Customer Service Level Operational Excellence

Rurban Financial Corp. Strategy: Continuous Profit Improvement Allow banking acquisitions to reach contribution and target profit points Improve banking efficiency

Improve Banking Efficiency State Bank and Trust Company 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 State Bank 0.82 0.8 0.9 0.86 0.81 0.78

Improve Banking Efficiency Actions and Plans 2006 Initiatives Organic loan growth accelerating Expense controls continue Centralized operations group Savings resulting from decline of NPA's

Rurban Financial Corp. Strategies Strategy: Profit Improvement Allow banking acquisitions to reach contribution and target profit points Improve banking efficiency Data Processing

RDSI New Banks: Data Processing Benchmark Bank Gahanna, OH Cooper State Bank Columbus, OH Citizens National Bank Chillicothe, OH Commodore Bank Somerset, OH Commercial Alliance Troy, MI NStar Community Bank Bingham Farms, MI Bank of Birmingham Birmingham, MI Insight Bank Columbus, OH Bay Port State Bank Bay Port, MI Twin Lakes Community Bank Flippin, AR

RDSI New Item/Image Processing Clients First Citizens National Bank Upper Sandusky, OH Arlington Bank Arlington, OH Exchange Bank Luckey, OH First Independence Bank Detroit, MI Benchmark Bank Gahanna, OH Cooper State Bank Columbus, OH Commodore Bank Somerset, OH Bank of Birmingham Birmingham, MI Sommerville National Bank Eaton, OH Insight Bank Columbus, OH Bay Port State Bank Bay Port, MI Twin Lakes Community Bank Flippin, AR

RDSI Data Processing 2000 2001 2002 2003 2004 2005 Revenue 6.466 7.564 9.456 10.265 11.575 12.961 Expenses 5.681 6.001 7.164 7.986 8.965 10.298 5 Year Net Income CAGR 27% ($ Millions)

RDSI Improve Profitability 2005 Actions Ten new data processing clients Product growth Item processing remote center growth Twelve new item processing clients Five-year revenue CAGR: 15% 2006 Initiatives Item processing line-of-business achieved profitability in 4th quarter 2005 Continue to seek acquisitions Place increased emphasis on sales

Rurban Financial Corp. Strategies Strategy: Profit Improvement Allow banking acquisitions to reach contribution and target profit points Improve banking efficiency Data Processing Investments and Trust

Reliance Financial Services Investments and Trust: 2000 2001 2002 2003 2004 2005 Revenue 2.91 2.899 2.702 2.729 3.18 3.287 Expenses 2.723 2.881 2.578 2.103 2.309 2.322 5 Year Net Income CAGR: 39% ($ Millions)

Reliance Financial Services Improve Profitability 2005 Actions Cost containment 2004 product introductions successful Investment Performance continues better than indices 2006 Initiatives Expansion into banking footprint Increased sales emphasis

DUANE L. SINN Chief Financial Officer

Rurban Financial Corp. Consolidated Net Income 2000 2001 2002 2003 2004 2005 1Q 2006 Income in Millions 6.1 2.3 -13.4 12.3 2.7 0.7 0.52

Rurban Financial Corp. 2004 - 2005 Financial Highlights Year End Year End ($000) 12/31/04 12/31/05 Assets (millions) $415.3 $530.5 Net Interest Income 12,077 12,054 Provision For Loan Losses (399) 583 Non-Interest Income 16,691 17,471 Non-Interest Expense 25,324 28,187 Net Income 2,734 673 Diluted EPS $0.60 $0.15

Rurban Financial Corp. Segment Reporting: Net Income Banking Group* Data Processing Trust RBNF 2004 1743 1921 575 2734 2005 133 1717 637 673 ($ Thousands)

RFCBC, Inc. Impact of the Workout Company 2004 2005 net income 0.3 -1.26 2003 2004 2005 NPA 11.7 10 4.4 Other 16.2 7.4 2.3 RFCBC Net Income RFCBC Year-End Assets ($ Millions) ($ Millions)

1Q 05 2Q 05 3Q 05 4Q 05 Total Revenue 4.12 4.09 4.29 4.38 Non-Interest Expense 3.3 3.7 3.7 3.6 ($ Millions) State Bank and Trust Company: Revenue Versus Expenses

Rurban Financial Corp. Quarterly Financial Highlights ($000) 3/31/06 12/31/05 3/31/05 Assets (millions) $538.2 $530.5 $414.5 Net Interest Income 3,864 3,147 2,997 Provision For Loan Losses 246 613 -0- Non-Interest Income 5,008 4,477 4,612 Non-Interest Expense 7,950 7,632 6,722 Net Income 523 (344) 638 Diluted EPS $0.10 ($0.08) $0.14 Quarter Ended

Rurban Financial Corp. Total Revenue ($ Millions) 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Net Interest Income 3 2.9 3 3.1 3.9 Non-Interest Income 4.6 4.6 4.6 4.5 5 $7.6 $7.5 $7.6 $7.6 $8.9

Rurban Financial Corp. Stock Price Analysis 2000 2001 2002 2003 2004 2005 1Q 2006 Stock Price 11.63 13.68 9.28 13.85 13.9 11.78 12.42 Price/Book 1.01 1.23 1.16 1.31 1.26 1.09 1.16 $ *KBW Performance Review, Median for Ohio Banking Institutions, February, 2006 * KBW Peer Group*: 162% of book: $17.40

Rurban Financial Corp. Profitability Targets Year End Target: Ohio Peer Group Profitability, Return On Assets Bench Mark*: 89 Basis Points, Return on Assets First Quarter 2006: 39 Basis Points, Return On Assets *KBW Performance Review, Median for Ohio Banking Institutions, February, 2006

Rurban Financial Corp. 2006 Initiatives The Banking Group Integration of acquisitions Loan growth targets - $30 to $40 Million Efficiency improvement Liquidate the workout company (RFCBC) Reduce consolidated non-performing assets ~ Target: <1.0% target Non-Banking Entities Expand trust and investment business footprint Increased sales emphasis Seek data processing & item processing acquisitions Continue RDSI growth pattern

Questions and Answers?

STEVE VANDEMARK Chairman, Rurban Financial Corp. Chairman, State Bank and Trust Company Director, RDSI